Income taxes	12 Months Ended
Dec. 31, 2012
Income taxes
Income taxes

6    Income taxes

          We analyze the potential tax impact associated with undistributed earnings of each of our subsidiaries and affiliates. For those subsidiaries in which undistributed earnings are intended to be reinvested indefinitely, no deferred tax is recognized. Undistributed earnings of foreign consolidated subsidiaries and affiliates for which no deferred income tax has been recognized for possible future remittances to the parent company totaled approximately US$26,800 on December 31, 2012 and US$26,300 on December 31, 2011. These amounts are considered to be permanently reinvested in the Company's international business. It is not practicable to determine the amount of the unrecognized deferred tax liability associated with these amounts. If we did determine to repatriate these earnings, there would be various methods available to us, each with different tax consequences. There would also be uncertainty as to the timing and amount, if any, of foreign tax credits that would be available, as the calculation of the available foreign tax credit is dependent upon the timing of the repatriation and projections of significant future uncertain events. The wide range of potential outcomes that could result due to these factors, among others, makes it impracticable to calculate the amount of tax that hypothetically would be recognized on these earnings if they were repatriated.

          There were no changes in the rates of taxes in the countries where we operate in the years reported. The income tax expense in the statement of income is reconciled with the Brazilian nominal statutory composite rate, as follows:

	Year ended as of December 31,
	2012			2011			2010
	Brazil	Foreign	Total	Brazil	Foreign	Total	Brazil	Foreign	Total
Income before discontinued operations, income taxes, equity results and noncontrolling interests	6,210	(788)	5,422	21,267	5,532	26,799	16,586	3,728	20,314

Tax at Brazilian composite rate	(2,111)	268	(1,843)	(7,231)	(1,881)	(9,112)	(5,639)	(1,268)	(6,907)
Adjustments to derive effective tax rate:
Tax benefit on interest attributed to stockholders	1,337	–	1,337	1,655	–	1,655	995	–	995
Difference on foreign tax jurisdiction rates	–	168	168	–	1,406	1,406	–	1,583	1,583
Tax incentives	204	–	204	704	–	704	642	–	642
Social contribution contingency payment	–	–	–	506	–	506	–	–	–
Reversal/Constitution of allowance for tax loss carryfoward	–	(228)	(228)	129	(426)	(297)	–	–	–
Reversal of deferred tax liability (Note 5a.)	1,236	–	1,236	–	–	–	–	–	–
Other non-taxable, income/non deductible expenses	(41)	–	(41)	48	(192)	(144)	13	(31)	(18)

Income taxes per consolidated statements of income	625	208	833	(4,189)	(1,093)	(5,282)	(3,989)	284	(3,705)

          Vale and some subsidiaries in Brazil were granted tax incentives that provide for a partial reduction of the income tax due related to certain regional operations of iron ore, railroad, manganese, copper, bauxite, alumina, aluminum, kaolin and potash. The tax benefit is calculated based on taxable profit adjusted by the tax incentive (so-called "exploration profit") taking into consideration the operational profit of the projects that benefit from the tax incentive during a fixed period. Generally these tax incentives last for 10 years. The Company's tax incentives will expire in 2020. The tax savings must be recorded in a non distributable capital (profit) reserve in the Stockholders' equity.

          We can also reinvest part of the tax savings from the acquisition of new equipment to be used in the operations, once approved, and covered by the Brazilian regulatory agencies Superintendência de Desenvolvimento da Amazônia—SUDAM and Superintendência de Desenvolvimento do Nordeste—SUDENE. When the reinvestment is approved, the tax benefit must also be accounted for in a non distributable profit reserve.

          We also have income tax incentives related to our Goro project under development in New Caledonia (the "Goro Project"). These incentives include an income tax holiday during the construction phase of the project and throughout a 15-year period commencing in the first year in which commercial production, as defined by the applicable legislation, is achieved followed by a five-year, 50 per cent income tax holiday. The Goro Project also qualifies for certain exemptions from indirect taxes such as import duties during the construction phase and throughout the commercial life of the project. Certain of these tax benefits, including the income tax holiday, are subject to an earlier phase out, should the project achieve a specified cumulative rate of return. We are subject to a branch profit tax commencing in the first year in which commercial production is achieved, as defined by the applicable legislation. To date, we have not recorded any taxable income for New Caledonian tax purposes. The benefits of this legislation are expected to apply with respect to taxes payable once the Goro Project is in operation. We obtained tax incentives for our projects in Mozambique, Oman and Malaysia, that will take effects when those projects start their commercial operation.

          The Company's income taxes are subject to audit by the tax authorities for up to five years in Brazil, up to ten years in Indonesia and up to seven years in Canada.

          Tax loss carry forwards in Brazil and in most of the jurisdictions where we have tax loss carry forwards have no expiration date, though in Brazil, offset is restricted to 30% of annual taxable income.

          The Company's uncertain income tax positions were as follows: (Note 21(b)) tax—related actions).

	Year ended as of December 31,
	2012	2011	2010
Beginning of the year	263	2,555	396

Increase resulting from tax positions taken	20	1,076	2,130
Decrease resulting from tax positions taken(a)	(26)	(3,409)	(24)
Cumulative translation adjustments	7	41	53

End of the year	264	263	2,555

(a)
The decrease in the tax positions taken in 2011, was a consequence of the payment we made as a consequence of a Brazilian court decision in a case related to the exemption of the Social Contribution (Contribuição Social sobre o Lucro Líquido).

          For the year ended December 31, 2012 and December 31, 2011 there were US$11 and US$12, respectively, of unrecognized tax benefits that, if recognized, would affect the Company's annual effective tax rate.

          The Company recognizes interest accrued related to unrecognized tax benefits in financial expense and penalties in other operating expenses. The interest and penalties recognized in the statement of income for the year ended December 31, 2012 and December 31, 2011 there were US$9 and US$(17), respectively. The Company accrued US$84 at December 31, 2012 and US$73 at December 31, 2011 for the payment of interest and penalties.

	Year ended as of
	December 31, 2012	December 31, 2011
Current deferred tax assets
Accrued expenses deductible only when disbursed	356	203

Assets
Employee postretirement benefits provision	855	640
Tax loss carryforwards	2,610	1,709
Fair value of financial instruments	796	610
Impairment	1,269	–
Assets retirement obligation	450	389
Other temporary differences (mainly contingencies provisions)	686	794

	6,666	4,142
Liabilities
Prepaid retirement benefit	(226)	(509)
Fair value adjustments in business combinations	(5,622)	(7,311)
Other temporary differences	(326)	(463)

	(6,174)	(8,283)
Valuation allowance
Beginning balance	(126)	(110)
Translation adjustments	10	–
Change in allowance	(1,328)	(809)

Ending balance	(1,444)	(919)

Net non-current deferred tax liabilities	(952)	(5,060)

Assets	2,586	594
Liabilities	(3,538)	(5,654)

Total	(952)	(5,060)